Clemente Global Growth Fund, Inc.
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                 August 19, 1998

Dear Shareholder:

A roller coaster second quarter ended on an upswing in June, led by strong rallies in the United States and Europe. Asia remained under the spell of a debt and currency crisis which is pushing its economies toward a deep recession, while Japan's economic and financial troubles intensified, and the yen threatened the region with yet another bout of currency turmoil. Russia's debt and economic woes added to the uncertainty already gripping emerging capital markets. Although buffeted up and down by global economic and financial forces, Clemente Global Growth (CLM) finished the quarter up 4.12% compared to a 0.98% increase in the FT World Index, bringing the first half gains to 18.39% for the Fund and 14.77% for the FT World Index. With the price of CLM rising 7.8% in the quarter, and 27.8% since the end of 1997, the discount of price to NAV fell from -18.15% at the start of the year to -11.63% at the end of June 1998.

GLOBAL EQUITY MARKETS HAD TO COPE WITH BOTH OLD AND NEW RISKS

Volatility and high levels of risk characterized global equity markets in the second quarter 1998. Europe and the United States were seemingly immune, moving higher in response to favorable economic fundamentals and abundant liquidity, but choppy markets betrayed a strong undercurrent of caution, the product of high valuations, an on-going Asian crisis, and the sudden prospect of an implosion in Russia.

Old risks plagued investors in April and May, largely in the form of renewed turmoil in Asia/Pacific markets. Social and political unrest intensified in Indonesia, ending the long-standing tenure of Mr. Suharto, and, while Japanese policymakers fiddled, Asian economies slid into an abyss. A new concern surfaced in June. Russia's debt and currency crisis rattled investors, particularly in emerging markets, and capital flows continued to favor Europe and the United States. Established equity markets had their own worries, as noted above, but they salvaged the quarter on a late surge helped by positive earnings surprises, steady interest rates, and abundant liquidity.

The European story is by now familiar. High valuations were offset by solid economic growth, low and falling inflation, bond rallies, and strong corporate earnings. Longer term developments also played a part: European companies continued to restructure, merge, and buy back shares, while European savers and institutional investors cultivated their new-found love-affair with stocks. Finland and Belgium led the way, and all established European markets, other than Denmark and Norway, surpassed the 13.20% gains of the Dow Jones Industrial Average.

The second quarter was a period of almost relentless decline in Asia's Pacific Rim. By quarter-end, the gains achieved in the first quarter were gone, and new lows were being established in the region's stock

Clemente Global Growth Fund, Inc.
LETTER TO SHAREHOLDERS - CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

exchanges. Not a single market turned in a positive performance either in the second quarter or in the first half of 1998. Hardest hit were Indonesia, Thailand, Malaysia, South Korea and Singapore.

In the Western Hemisphere, the US alone turned in a positive second quarter performance, and was joined only by Canada in the first half's circle of winners. Investors in Latin America feared that debt and currency crises would spread to the region, and that the Latin economies would experience an Asian-induced drag on their economic growth. Weak commodity prices did not help, nor did Mexico's economic imbalances and Brazil's closely contested Presidential election. Even in the US, gains were hard to come by, and were generally earned during the last two weeks of the quarter.

The CLM portfolio continued to pare its holdings in Japan and in the emerging markets of Asia and Latin America, while adding to Europe and, in a more modest way, to the United States.

RISKS MULTIPLY AND VOLATILITY REFUSES TO SUBSIDE

Exaggerated swings in equity prices can be expected as nervous investors confront a succession of risks in global capital markets, including some disturbingly familiar scenarios: a deepening economic and financial crisis in Japan, recession and continued currency vulnerability in Asia, a foreign debt and currency crisis in Russia, economic weakness in China and pressure to devalue the renminbi and the Hong Kong dollar.

Still, it is not time to run to the hills. World economic growth will slow in 1998 and 1999, but there is little risk of a global recession. Inflation remains subdued, liquidity abundant, and short-term interest rates relatively steady in the established markets. US monetary policy will probably be on hold for the rest of 1998, given a slowing economy and worries about shocks from Asia and Russia, while European interest rates aren't likely to rise until late in the year, and then only modestly for the purpose of EMU convergence.

Patterns of economic growth, inflation and interest rates favor established equity markets, particularly in Europe. The US faces some serious threats to profits in its high growth sectors, and these could prompt stock market corrections of 10-20% that will envelop all regions, but Europe, with its sound fundamentals and promising earnings picture, may be able to shrug aside such influences, after a time, and resume its upward climb. Japan is not ready for a sustained recovery; policies put in place to deal with economic weakness and financial reform are generally inadequate, and the next efforts may not be forthcoming until late fall. Asia's Pacific Rim offers tantalizing value, but continued high short-term risk, and our very selective emerging market picks will be largely limited to Europe and Latin America. The key in both emerging and established markets lies in stock selection that focuses on sound financials and steady earnings prospects.

                                               Clemente Global Growth Fund, Inc.
                                              LETTER TO SHAREHOLDERS - CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Proxy choices face CLM shareholders in late September. In making your decision, we simply ask that you weigh in the balance the performance the Fund has produced of late, and that you carefully consider the perpetual buyback option offered by the Directors of the Fund. This option promises not only to narrow significantly the discount of price to NAV, but also to maintain the closed-end structure that will serve us well when we are ready to capture the value that lies in the ruins of Asia's devastated capital markets.

As always, we thank you for your support.


Cordially yours,


/s/ Thomas G. Prapas           /s/ Young J. Zoh            /s/ E. Matthew Brown
    ----------------               ------------                ----------------
    Thomas Prapas                  Young Zoh                   E. Matthew Brown


Clemente Global Growth Fund, Inc.
SCHEDULE OF INVESTMENTS (UNAUDITED)                                                JUNE 30, 1998
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

                                                                SHARES/PRINCIPAL
                                                                     AMOUNT             VALUE
                                                                ----------------        -----
COMMON STOCK -- 97.2%

BRAZIL -- 3.3%
  Telesp Celular S.A. PFD-B-*    Telecommunications
                                   Services...................          6,000        $   498,007

  Telecommunicacoes
     Brasileiras S.A. ADR        Telecommunications
                                   Services...................          6,000          1,411,020
  Uniao De Bancos Brasileiras
     S.A. GDR                    Banking......................         25,000            737,500
                                                                                     -----------
                                                                                       2,646,527
                                                                                     -----------

CANADA -- 1.7%

  Power Corporation of Canada
     Ltd.                        Diversified Financial
                                   Services...................         29,700          1,393,570
                                                                                     -----------

FINLAND -- 4.4%
  Nokia Corp. ADR                Telecommunications
                                   Equipment..................         26,000          1,886,625
  Sampo Insurance Co. Ltd.       Insurance....................         35,000          1,658,623
                                                                                     -----------
                                                                                       3,545,248
                                                                                     -----------

FRANCE -- 4.4%
  Alcatel Alsthom Compagnie      Telecommunications
                                   Equipment..................         10,500          2,137,849
  AXA-UAP                        Insurance....................         12,000          1,349,646
                                                                                     -----------
                                                                                       3,487,495
                                                                                     -----------

GERMANY -- 9.3%
  Bayerische Vereinsbank AG      Banking......................         21,000          1,780,026
  Porsche AG -- Preferred
     Shares                      Autos........................            990          2,852,030
  SAP AG                         Computer Services............          4,600          2,790,535
                                                                                     -----------
                                                                                       7,422,591
                                                                                     -----------

GREECE -- 1.4%
  Ergo Bank SA                   Banking......................         13,000          1,111,032
                                                                                     -----------

IRELAND -- 1.9%
  Bank of Ireland                Banking......................         74,730          1,527,137
                                                                                     -----------

ITALY -- 4.3%
  Banca Commerciale Italiana     Banking......................        375,000          2,244,873
  Telecom Italia SpA             Telecommunications
                                   Services...................        163,000          1,190,898
                                                                                     -----------
                                                                                       3,435,771
                                                                                     -----------


4                                                              SEE NOTES TO FINANCIAL STATEMENTS


                                                               Clemente Global Growth Fund, Inc.
SCHEDULE OF INVESTMENTS (UNAUDITED) - CONTINUED                                    JUNE 30, 1998
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

                                                                SHARES/PRINCIPAL
                                                                     AMOUNT             VALUE
                                                                ----------------        -----
JAPAN -- 4.8%
  Honda Motor Co., Ltd.*         Autos........................         50,000        $ 1,779,731
  Sony Corp.                     Electronics..................         12,700          1,093,526
  TDK Corp.                      Electronics..................         13,000            960,118
                                                                                     -----------
                                                                                       3,833,375
                                                                                     -----------

KOREA -- 1.2%
  Samsung Electro-Mechanics      Electronics..................         30,000            928,623
                                                                                     -----------

MEXICO -- 1.0%
  Grupo Financiero Banorte SA
     de CV*                      Banking......................        680,000            756,729
                                                                                     -----------

NETHERLANDS -- 5.5%
  Baan Co., N.V.*                Computer Services............         23,000            826,508
  Koninklijke Ahold N.V.         Retail.......................         45,000          1,444,534
  Oce-Van Der Grinten N.V.       Electrical Equipment.........         48,664          2,071,704
                                                                                     -----------
                                                                                       4,342,746
                                                                                     -----------

PORTUGAL -- 1.2%
  Cimpor Cimentos De Portugal    Construction Materials.......         28,000            983,759
                                                                                     -----------

SPAIN -- 5.6%
  Acs Actividades De
     Construccion y Servicios
     SA                          Building/Heavy
                                   Construction...............         54,000          1,624,338
  Argentaria Corp. BC            Banking......................         28,476            639,868
  Vallehermoso S.A.              Real Estate..................         59,000          2,173,623
                                                                                     -----------
                                                                                       4,437,829
                                                                                     -----------

SWEDEN -- 1.8%
  Astra AB ADR                   Pharmaceutical...............         72,000          1,476,000
                                                                                     -----------

SWITZERLAND -- 5.2%
  Alusuisse-Lonza Holding AG     Multi-Industry...............          1,200          1,522,142
  Union Bank Swiss Bearer        Banking......................            560          1,041,132
  Zurich
    Versicherungsgesellschaft    Insurance....................          2,500          1,595,454
                                                                                     -----------
                                                                                       4,158,728
                                                                                     -----------

UNITED KINGDOM -- 4.8%
  BAA PLC                        Business/Public Services.....         92,954          1,003,457
  General Electric Company
     PLC                         Electrical Equipment
                                   Manufacturer...............        125,000          1,077,225
  Lloyds TSB GRP                 Banking......................         70,000            979,326
  Orange PLC*                    Telecommunications
                                   Services...................         71,000            752,243
                                                                                     -----------
                                                                                       3,812,251
                                                                                     -----------


SEE NOTES TO FINANCIAL STATEMENTS                                                              5


Clemente Global Growth Fund, Inc.
SCHEDULE OF INVESTMENTS (UNAUDITED) - CONTINUED                                    JUNE 30, 1998
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

                                                                SHARES/PRINCIPAL
                                                                     AMOUNT             VALUE
                                                                ----------------        -----
UNITED STATES -- 36.2%
  Air Products and Chemicals,
     Inc.                        Chemicals....................         33,000        $ 1,320,000
  Airtouch Communications,
     Inc.*                       Telecommunications
                                   Services...................         50,000          2,921,875
  Baxter International, Inc.     Medical Products.............         27,000          1,452,938
  Cisco Systems, Inc.*           Computer Services............         33,000          3,038,063
  Dresser Industries, Inc.       Energy & Equipment
                                   Services...................         27,000          1,189,688
  Harris Corp.*                  Office Automation &
                                   Equipment..................         32,800          1,465,750
  Health Management Assoc.,
     Inc.*                       Healthcare...................         75,000          2,507,812
  Home Depot, Inc.               Retail.......................         31,500          2,616,469
  Illinois Tool Works, Inc.*     Machinery/Manufacturing......         27,600          1,840,575
  Intel Corp.                    Semiconductors...............         14,500          1,074,812
  Network Associates*            Computer Services............         22,500          1,077,188
  Pepsico, Inc.                  Food & Beverages.............         18,500            761,969
  Protective Life Corp.          Insurance....................         36,400          1,335,425
  Sungard Data Systems, Inc.*    Computer Services............         60,000          2,302,500
  Suntrust Banks, Inc.*          Banking......................         20,000          1,626,250
  Worldcom, Inc.*                Telecommunications
                                   Services...................         48,400          2,344,376
                                                                                     -----------
                                                                                      28,875,690
                                                                                     -----------
            TOTAL COMMON STOCK (COST $51,260,053).............                        78,175,101
                                                                                     -----------

TIME DEPOSIT -- 2.0%
  First National Bank of Chicago
     5.00% 07/01/98 (Cost $1,559,000).........................      1,559,000          1,559,000
                                                                                     -----------

TOTAL INVESTMENTS (Cost $52,819,053)** -- 100%..............                         $79,734,101
                                                                                     ===========


ADR        American Depository Receipts
GDR        Global Depository Receipts
*          Non-Income Producing Security
**         Summary of Total Investments:
                                                      COST             VALUE
                                                   -----------      -----------
           Common Stock......................      $51,260,053      $78,175,101
           Short-Term Instruments............        1,559,000        1,559,000
                                                   -----------      -----------
           Total Investments.................      $52,819,053      $79,734,101
                                                   ===========      ===========

6                                                              SEE NOTES TO FINANCIAL STATEMENTS

                                               Clemente Global Growth Fund, Inc.
STATEMENT OF ASSETS AMD LIABILITIES (UNAUDITED)                    JUNE 30, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ASSETS
Investments at value (Cost $52,819,053)............................ $79,734,101
Cash...............................................................   1,474,052
Receivable for securities sold.....................................   1,065,736
Dividends receivable...............................................     157,459
Accrued interest receivable........................................         227
Other assets.......................................................       4,500
                                                                    -----------
       Total Assets................................................  82,436,075
                                                                    -----------

LIABILITIES
Payable for investments securities purchased.......................   1,559,000
Investment adviser fee payable.....................................      32,242
Administrative service fee payable.................................       9,672
Accrued expenses..................................................      376,072
                                                                    -----------
       Total Liabilities...........................................   1,976,986
                                                                    -----------
NET ASSETS......................................................... $80,459,089
                                                                    ===========

Net assets consist of:
  Common stock, $0.01 par (authorized 25,000,000 shares and
     6,010,000 shares issued, 5,892,400 shares outstanding
     of common stock).............................................. $    58,924
  Paid-in Capital..................................................  53,505,305
  Cost of 117,600 shares held in treasury..........................    (850,032)
  Accumulated net investment loss..................................    (128,990)
  Accumulated net realized gain....................................     958,956
  Net unrealized appreciation of investments and translation of net assets denominated in foreign currencies...............  26,914,926
                                                                    -----------
Net Assets......................................................... $80,459,089
                                                                    ===========
Net Asset Value Per Share
  ($80,459,089 divided by 5,892,400 shares of common stock)........ $     13.65
                                                                    ===========


SEE NOTES TO FINANCIAL STATEMENTS                                              7

Clemente Global Growth Fund, Inc.
STATEMENT OF OPERATIONS (UNAUDITED)                                JUNE 30, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld $33,687)...............  $   462,418
  Interest........................................................       47,622
                                                                    -----------
       Total income...............................................      510,040
                                                                    -----------

EXPENSES
  Investment advisory fee.........................................      185,662
  Custodian fees and expenses.....................................       85,041
  Administrative services fee.....................................       55,698
  Legal fee.......................................................      105,145
  Directors' fees and expenses....................................       28,961
  Audit fee.......................................................       26,310
  Registration expenses...........................................       22,500
  Printing........................................................       16,730
  Transfer agency services........................................        7,031
  Insurance expense...............................................        1,694
  Miscellaneous...................................................      101,769
                                                                    -----------
       Total operating expenses...................................      636,541
                                                                    -----------
Net investment loss...............................................     (126,501)
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
  Investment transactions.........................................      977,463
  Foreign currency transactions...................................      (18,507)
Net change in unrealized appreciation (depreciation) on:
  Investment transactions.........................................   11,679,257
  Translation of other assets and liabilities denominated in
     foreign currency.............................................       (3,372)
                                                                    -----------
Net realized and unrealized gain on investments and foreign
  currency transactions...........................................   12,634,841
                                                                    -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............  $12,508,340
                                                                    ===========


8                                              SEE NOTES TO FINANCIAL STATEMENTS


                                                          Clemente Global Growth Fund, Inc.
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

                                                               SIX MONTHS
                                                                  ENDED         YEAR ENDED
                                                                 JUNE 30,      DECEMBER 31,
                                                                  1998             1997
                                                               -----------     ------------
                                                               (UNAUDITED)
Operations:

  Net investment loss.......................................  $  (126,501)    $  (314,475)

  Net realized gain (loss) on:

     Investment transactions................................      977,463       7,014,674

     Foreign currency transactions..........................      (18,507)       (222,666)

  Net change in unrealized appreciation (depreciation) on:

     Investment transactions................................   11,679,257       7,164,743

     Translation of other assets and liabilities
       denominated in foreign currency......................       (3,372)         (1,078)
                                                              -----------     -----------

Net increase in net assets resulting from operations........   12,508,340      13,641,198
                                                              -----------     -----------

Distribution to shareholders from:

  Net realized gain on investments..........................           --      (5,210,714)
                                                              -----------     -----------

Total increase (decrease) in net assets.....................   12,508,340       8,430,484
                                                              -----------     -----------

NET ASSETS:

  Beginning of period.......................................   67,950,749      59,520,265
                                                              -----------     -----------

  End of period.............................................  $80,459,089     $67,950,749
                                                              ===========     ===========


SEE NOTES TO FINANCIAL STATEMENTS                                                       9


Clemente Global Growth Fund, Inc.
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

                                          SIX MONTHS
                                            ENDED                        FOR THE YEAR ENDED DECEMBER 31,
                                           JUNE 30,        -----------------------------------------------------------
                                             1998           1997         1996         1995         1994         1993
                                         -----------       -------      -------      -------      -------      -------
                                         (UNAUDITED)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period...   $  11.53         $ 10.10      $ 10.65      $ 10.73      $ 12.36      $  9.43
                                          --------         -------      -------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)...........      (0.02)          (0.05)       (0.03)          --        (0.03)        0.02
Net realized and unrealized gains
  (losses) on investments, foreign
  currency holdings and other assets
  and liabilities denominated in
  foreign currencies...................       2.14            2.36         0.41         0.42        (0.64)        3.56
                                          --------         -------      -------      -------      -------      -------
Net increase (decrease) from investment
  operations...........................       2.12            2.31         0.38         0.42        (0.67)        3.58
                                          --------         -------      -------      -------      -------      -------
LESS DIVIDENDS AND DISTRIBUTIONS
  Distribution from net investment
    income.............................         --              --           --           --           --           --
  Distribution from net realized
    capital and currency gains.........         --           (0.88)       (0.93)       (0.50)       (0.96)       (0.65)
                                          --------         -------      -------      -------      -------      -------
TOTAL DIVIDENDS AND DISTRIBUTIONS......         --           (0.88)       (0.93)       (0.50)       (0.96)       (0.65)
                                          --------         -------      -------      -------      -------      -------
Increase (decrease) in net asset
  value................................       2.12            1.43        (0.55)       (0.08)       (1.63)        2.93
                                          --------         -------      -------      -------      -------      -------
Net asset value, end of period.........   $  13.65         $ 11.53      $ 10.10      $ 10.65      $ 10.73      $ 12.36
                                          ========         =======      =======      =======      =======      =======
PER SHARE MARKET VALUE, END OF
  PERIOD...............................   $12 1/16         $9 7/16      $ 7 1/2      $ 8 3/8      $ 8 1/2      $11 1/4
                                          ========         =======      =======      =======      =======      =======
TOTAL INVESTMENT RETURN*...............      27.81%***       37.62%        0.64%        4.59%      (15.91)%      53.55%
                                          ========         =======      =======      =======      =======      =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's).....   $ 80,459         $67,951      $59,520      $62,781      $63,216      $72,830
Ratios to average net assets:
  Operating expenses...................       1.71%**         1.74%        1.53%        1.58%        1.75%        1.68%
  Net investment income (loss).........      (0.34)%**       (0.46)%      (0.25)%      (0.02)%      (0.25)%       0.16%
Portfolio turnover.....................      57.44%          81.56%      120.66%       84.98%       81.73%      125.31%

------------------

 * Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

 ** Annualized.

*** Non-annualized.

10                                             SEE NOTES TO FINANCIAL STATEMENTS

                                               Clemente Global Growth Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                          JUNE 30, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES -- Clemente Global Growth Fund, Inc. (the "Fund") was incorporated in Maryland on May 1, 1987, as a closed-end, diversified management investment company. The Fund had no operations until June 30, 1987, other than the sale of 10,000 shares of common stock for $100,000 to Clemente Capital, Inc. (the "Investment Adviser") on June 9, 1987.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION: Portfolio securities traded on stock exchanges or on the NASDAQ National Market System are valued at the last sale price as of the close of business on the primary exchange on the day the securities are being valued, or if no sales prices are reported, at the mean between closing bid and asked prices. Other over-the-counter portfolio securities are valued at the most recent bid prices obtained from one or more dealers that make markets in the securities. Short-term obligations, maturing within 60 days of the valuation date, are to be valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Non-U.S. withholding tax is recorded as a reduction of income.

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in United States dollars.

Foreign currency amounts are translated as follows into U.S. dollars at the foreign exchange rates obtained from an independent investment data service which reports the exchange rates as of the close of the respective non-U.S. market:

      (i) market value of investment securities and other assets and liabilities at the exchange rate on the valuation date.

     (ii) purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, currency gains and losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of the assets and

Clemente Global Growth Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) - CONTINUED              JUNE 30, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

liabilities other than investments in securities at the end of the period, resulting from changes in the foreign exchange rate.

TAXES: No provision for Federal income tax is required since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gains, in an amount sufficient to relieve the Fund of any Federal income tax liability. The Fund intends to comply with the requirements of the Internal Revenue Code as long as qualification is determined by the Board of Directors to be in the best interests of the shareholders.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-dividend date.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. At December 31, 1997, $222,666 of net realized foreign currency loss was reclassified to net investment loss and the total net investment loss of $534,652 was reclassified to capital. Net foreign currency losses incurred after October 31 ("Post October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net foreign currency losses of $2,489 during fiscal 1997. Dividends and distributions to shareholders which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

OPTION ACCOUNTING PRINCIPLES: When the Fund purchases a call or put option, the premium paid is recorded as an investment which is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security or currency sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS -- The Fund pays to the Investment Adviser as compensation for the services provided by the Investment Adviser under the Investment Advisory Agreement, a monthly fee comprised of a basic fee of 1% (on an annualized basis) of the month-end net assets of the Fund (the "Basic Fee") that is subject to adjustment as described below based on the investment performance of the Fund in relation to the investment record of the FT-Actuaries World Index (the "FT-Actuaries Index").

Adjustments to the Basic Fee are made by comparison of the Fund's investment performance for the applicable performance period with the investment record of the FT-Actuaries Index for the same period. The applicable performance period is a rolling 36-month period whereby the most recent calendar month is substituted for the earliest month as time passes. The Basic Fee for each month may be increased to a

                                               Clemente Global Growth Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) - CONTINUED              JUNE 30, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

maximum of 1.50% (on an annualized basis) or decreased to a minimum of 0.50% (on an annualized basis) depending on the extent by which the Fund's performance varies from the FT-Actuaries Index over the performance period as set forth below.

The following table illustrates the full range of permitted increases or decreases of the Basic Fee on an annualized basis:

 PERCENTAGE POINT
DIFFERENCE BETWEEN                 ADJUSTMENT
PERFORMANCE OF FUND                 TO BASIC         FEE AS
  AND % CHANGE IN        BASIC        FEE           ADJUSTED         MONTHLY
FT-ACTUARIES INDEX        FEE     (ANNUALIZED)    (ANNUALIZED)      FEE RATE
-------------------      -----    ------------    ------------    ------------
  +10% or greater          1%        +.50 %          1.50 %         1/12 x 1.50%
  +9                       1         +.40            1.40           1/12 x 1.40
  +8                       1         +.30            1.30           1/12 x 1.30
  +7                       1         +.25            1.25           1/12 x 1.25
  +6                       1         +.20            1.20           1/12 x 1.20
  +5                       1         +.15            1.15           1/12 x 1.15
  +4                       1         +.10            1.10           1/12 x 1.10
  +3                       1         +.075           1.075          1/12 x 1.075
  +2                       1         +.05            1.05           1/12 x 1.05
  +1                       1         +.025           1.025          1/12 x 1.025
   0                       1          .00            1.00           1/12 x 1.00
  -1                       1         -.025            .975          1/12 x.975
  -2                       1         -.05             .95           1/12 x.95
  -3                       1         -.075            .925          1/12 x.925
  -4                       1         -.10             .90           1/12 x.90
  -5                       1         -.15             .85           1/12 x.85
  -6                       1         -.20             .80           1/12 x.80
  -7                       1         -.25             .75           1/12 x.75
  -8                       1         -.30             .70           1/12 x.70
  -9                       1         -.40             .60           1/12 x.60
  -10 or greater           1         -.50             .50           1/12 x.50

In calculating the investment performance of the Fund as compared with the investment record of the FT-Actuaries Index, dividends and other distributions of the Fund and dividends and other distributions reported with respect to component securities of the FT-Actuaries Index during the performance period will be treated as having been reinvested. Also, the withholding taxes paid or accrued by the Fund are added back in calculating the Fund's performance in order to be comparative with the FT-Actuaries Index.

Pursuant to a U.S. Advisory Agreement (the "New Agreement") among the Fund, the Investment Adviser and Wilmington Trust Company, an indirect affiliate of the Investment Adviser ("Wilmington Trust"), dated May 29, 1997, Wilmington Trust manages the U.S. portion of the Fund's portfolio subject to the supervision of the Board of Directors. Under the terms of the New Agreement, the Investment Adviser has agreed to pay Wilmington Trust a monthly fee at the rate of 25% of the net fees payable to the Investment Adviser. The fee paid to Wilmington Trust by the Investment Adviser amounted to $39,288 for the six months ended June 30, 1998.

Clemente Global Growth Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) - CONTINUED              JUNE 30, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund incurred $185,662 in investment advisory fees for the six months ended June 30, 1998, which represents a 50% reduction from the Basic Fee.

Pursuant to an Administration and Accounting Services Agreement (the "Administration and Accounting Services Agreement") with the Fund dated January 20, 1998, PFPC Inc. ("PFPC" or "the Administrator") serves as the Fund's administrator and accounting agent. Under the Administration and Accounting Services Agreement, PFPC generally assists in all aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Fund's Board of Directors. PFPC determines the Fund's weekly and monthly net asset value, prepares such figures for publication, maintains certain of the Fund's books and records that are not maintained by the Investment Adviser, custodian or transfer agent, and assists in the preparation of financial information for the Fund's income tax returns, proxy statements, quarterly and annual shareholder reports. Prior to January 20, 1998, Rodney Square Management Corp., a wholly owned subsidiary of Wilmington Trust Company and an indirect affiliate of the Investment Adviser, served as the Fund's administrator and accounting agent providing the same services as listed above.

PFPC provides administrative and accounting assistance to the Fund. Under the Administration Agreement, the Fund has agreed to pay a monthly fee at the annual rate of 0.15% of the Fund's average weekly net assets subject to a minimum fee of $65,000 per annum. For the six months ended June 30, 1998, the Administrator earned fees in the amount of $55,698.

Certain directors and officers of the Fund are also directors and officers of the Investment Adviser or Wilmington Trust Company. Each unaffiliated director receives an annual fee of $8,000 plus $500 for every meeting attended, together with a reimbursement of out-of-pocket expenses. The Fund incurred fees totaling $105,145 for the six months ended June 30, 1998, for legal services to a law firm of which the Fund's Secretary is a partner.

NOTE 3. PORTFOLIO SECURITIES -- Purchases and sales of securities, other than short-term investments, for the six months ended June 30, 1998 were $21,118,619 and $23,713,126, respectively.

For Federal income tax purposes, the cost of securities owned at June 30, 1998, was $52,819,053 and the net unrealized appreciation of investments was $26,915,048. Net unrealized appreciation was composed of gross appreciation of $27,873,699 for those investments having an excess of value over cost, and gross depreciation of $958,651 for those investments having an excess of cost over value.

NOTE 4. CAPITAL STOCK -- There are 25 million shares of $.01 par value common stock authorized. Of the 5,892,400 shares outstanding at June 30, 1998, the Investment Adviser owned 10,000 shares.

NOTE 5. OTHER MATTERS -- The Fund, in its ordinary course of business, invests in companies and emerging markets which may entail additional risks due to the potential political and economic instability of certain countries, the risks of restriction of repatriation, expropriation, nationalization or confiscatory taxation and the relative price volatility and liquidity of such emerging markets.

DIRECTORS AND OFFICERS
  LILIA C. CLEMENTE, Chairman and Director
  LEOPOLDO M. CLEMENTE, JR., President and Director
  ADRIAN C. CASSIDY, Director
  ROBERT J. CHRISTIAN, Director
  THOMAS H. LENAGH, Director
 +SAM NAKAGAMA, Director
 +G. PETER SCHIEFERDECKER, Director
  BARON J.G.A. SIRTEMA VAN GROVESTINS, Director
  WILLIAM H. BOHNETT, Secretary
  THOMAS J. PRAPAS, Treasurer
  MARIA DISTEFANO, Assistant Secretary
---------------
 +Members of Audit Committee

-------------------------------------------------------------------------------

EXECUTIVE OFFICES --
  152 W. 57th Street, New York, NY 10019
  (For latest net asset value and market data, please call 212-765-0700 or access our web site at http://www.clementecapital.com.
  For shareholder inquiries, please call
  1-800-937-5449.)

INVESTMENT ADVISERS --
  Clemente Capital, Inc.
  Wilmington Trust Company

ADMINISTRATOR --
  PFPC Inc.

TRANSFER AGENT AND REGISTRAR --
  American Stock Transfer & Trust Company

CUSTODIAN --
  Brown Brothers Harriman & Co.

LEGAL COUNSEL --
  Fulbright & Jaworski L.L.P.

INDEPENDENT ACCOUNTANTS --
  PricewaterhouseCoopers LLP

SUMMARY OF GENERAL INFORMATION
------------------------------

THE FUND

Clemente Global Growth Fund, Inc. is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks long-term capital appreciation primarily through investment in equity securities of companies located throughout the world. The Fund is managed by Clemente Capital, Inc. and Wilmington Trust Company.

SHAREHOLDER INFORMATION

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of most newspapers under the designation "ClemGlb". The Fund's New York Stock Exchange trading symbol is CLM. Net asset value (NAV) and market price information about Clemente Global Growth Fund, Inc. shares are published each Monday in The Wall Street Journal, The New York Times and other newspapers. For general information visit us at our web site http://www.clementecapital.com. For shareholder account inquiries call 1-800-937-5449.

DIVIDEND REINVESTMENT PLAN

Through its voluntary Dividend Reinvestment Plan, shareholders of Clemente Global Growth Fund, Inc. may elect to receive dividends and capital gains distributions in the form of additional shares of the Fund.


This report is transmitted to the shareholders of Clemente Global Growth Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.


                                     [LOGO]


                                 Clemente Global
                                Growth Fund, Inc.


                                SEMIANNUAL REPORT
                                -----------------
                                  JUNE 30, 1998